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                           CERTIFICATION PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Diamond Hill Investment Group, Inc. (the "Company") on Form 10-QSB for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R.H. Dillon, Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /S/ R.H. Dillon
                                    ---------------------------------------

                                    Print Name:  R.H. Dillon

                                    Title:  Chief Executive Officer

                                    Date:  November 7, 2002